Exhibit 10.1
SECOND AMENDMENT TO LEASE
This Second Amendment to Lease (“Second Amendment”) is entered into as of the 10th day of October 2022 (“Effective Date”), by and between EASTLAND REGENCY, L.C., a Utah limited liability company (“Landlord”), and SERA PROGNOSTICS, INC., a Delaware corporation (“Tenant”).
RECITALS
WHEREAS, Landlord and Tenant entered into that certain Lease dated August 1, 2017 (“Lease”), for certain premises located at 2749 East Parleys Way, commonly known as Suite 200, Salt Lake City, Utah 84109 (“Original Leased Premises”), currently consisting of approximately 24,058 square feet of gross rentable area, located in Regency Office Building;
WHEREAS, on or about June 7, 2021, Landlord and Tenant entered into that certain First Amendment to Lease;
WHEREAS, the Rental Term is set to expire of its own terms on December 31, 2022;
WHEREAS, Landlord and Tenant desire to extend the Rental Term for an additional three (3) year period; and
WHEREAS, Landlord and Tenant desire to modify the Lease as follows:
AGREEMENT
NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:
1.    The Original Leased Premises shall be expanded by approximately 209 square feet of gross rentable area (“Expansion Space”), for an amended total of approximately 24,267 square feet of gross rentable area (hereinafter “Leased Premises”), as substantially depicted on Exhibit “A-1” attached hereto and by this reference incorporated herein. Tenant shall have the quite enjoyment of the Leased Premises (as defined herein) as set forth in Section 25.01 of the Lease.
2.    The Expansion Space shall be delivered to Tenant in “as-is” condition within five (5) days of the Effective Date (“Delivery of Expansion Space”).
3.    From and after the Delivery of Expansion Space, all references to Leased Premises in the Lease and any subsequent amendments or extensions thereof, shall refer to the Leased Premises as defined in this Second Amendment.
4.    Exhibit “A-1” of the Lease shall be stricken in its entirety and replaced with Exhibit “A-1” attached hereto. All references to Exhibit “A-1” in the Lease and any subsequent amendments shall refer to Exhibit “A-1” attached hereto and by this reference incorporated herein.

October 10, 2022	1

5.    The Rental Term shall be extended for an additional three (3) year period commencing January 1, 2023 and ending December 31, 2025 (“First Extension Term”).
6.    Base Monthly Rent shall be as follows:
Commencing upon Delivery of Expansion Space and continuing through December 31, 2023, Base Monthly Rent shall be Fifty-Two Thousand Three Hundred Two and 06/100 Dollars ($52,302.06).
7.    Escalations in Base Monthly Rent during the First Extension Term shall occur as follows:

Escalation Date	Base Monthly Rent
January 1, 2024 – December 31, 2024	$53,871.12
January 1, 2025 – December 31, 2025	$55,487.25
8.    Tenant shall continue to pay its proportionate share of Operating Expenses for the Leased Premises in accordance with the Lease.
9.    Subject to Landlord’s prior written approval, not to be unreasonably withheld, Tenant shall be allowed the right to install, at its sole cost and expense, its typical crown signage on the west side of the Building in a location designated by Landlord, subject to Tenant’s compliance with all applicable governmental codes, ordinances and regulations. Prior to any installation of such crown signage, Tenant must obtain Landlord’s prior written consent regarding the size of such crown signage. Tenant shall be responsible for all costs associated with the fabrication, installation and maintenance of such crown signage.
10.    Provided Tenant is not and has not been in default beyond any applicable cure period under any of the terms and provisions contained in the Lease and any subsequent amendments and provided Landlord and Tenant mutually agree to relocate Tenant to a property managed or owned by Woodbury Corporation or its affiliate, Tenant shall have the one time right to terminate the Lease at any time after July 1, 2024 (“Termination right”) during the First Extension Term. Tenant shall provide Landlord with ninety (90) days prior written notice of its intent to exercise this Termination Right.
11.    In lieu of any other provisions in the Lease and this Second Amendment, all notices, demands, requests, consents, approval and other communications required or permitted to be given pursuant to the Lease and this Second Amendment (collectively “Notice(s)”) shall be in writing and shall be sent by certified mail with return receipt requested, or by nationally known courier service with verification of receipt or refusal (including date of delivery or refusal), in each case with postage or delivery fees prepaid and addressed to a party at the addresses set forth below:
If to Tenant at:        Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Attn: Sera Prognostics, Inc.
One Financial Center
Boston, MA 02111            Initial here /s/ JM

October 10, 2022	2

With a copy to:        Sera Prognostics, Inc.
Attn: General Counsel
2749 East Parleys Way, Suite 200
Salt Lake City, UT 84109            Initial here /s/ JM
With a copy to:        legal@seraprognostics.com        Initial here /s/ JM
If to Landlord at:    Eastland Regency, L.C.
c/o Woodbury Corporation
Attn: Lease Administration
Ref: #1603 – Sera Prognostics, Suite 200
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
With a copy to:        Eastland Regency, L.C.
c/o Woodbury Corporation
Attn: Legal Department
Ref: #1603 – Sera Prognostics, Suite 200
2733 East Parleys Way, Suite 300
Salt Lake City, UT 84109
Notices are deemed given upon receipt at the Notice address or refusal of delivery. From time to time a party may specify any other address in the United States of America upon twenty (20) days’ advance Notice thereof, similarly given, to the other party hereto. Notices sent by facsimile transmission, electronic mail or any other method not specifically mentioned herein shall not satisfy the requirements of this Section 11. No party may have more than three (3) addresses for Notices at any time.
12.    Tenant represents and warrants to Landlord that the person executing this Second Amendment on behalf of such party has the authority to execute this Second Amendment and the signature of such person is sufficient to bind them to the terms and provisions hereof. Tenant hereby covenants and warrants that as of the Effective Date (a) Tenant is a duly constituted entity, qualified to do business in the state where the Leased Premises is located, (b) Tenant has paid all applicable franchise fees and taxes, and (c) Tenant shall file when due all future forms, reports, fees and other documents necessary to comply with applicable laws.
13.    Each party’s signature, or an electronic image thereof, shall be deemed to be an original signature. Such signatures may be delivered to the other party by facsimile, electronic mail, or other electronic transmission device under which the signature of or on behalf of such delivering party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes; provided, however, the parties agree that in the event original counterparts of this Second Amendment are so delivered electronically by either party, such party shall contemporaneously deliver an original counterpart of this Second Amendment bearing the original handwritten signature to the other party via United States Mail or reputable overnight courier service.

October 10, 2022	3

14.    Except as specifically modified, altered, or changed by this Second Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this Second Amendment that are not defined herein shall have the meanings ascribed to them in the Lease.
[Signature Pages to Follow]

October 10, 2022	4

IN WITNESS THEREOF, the parties hereto have executed this Second Amendment as of the date and year first above written.
LANDLORD:                EASTLAND REGENCY, L.C., a Utah limited liability company
By:    WOODBURY CORPORATION, a Utah corporation,
Its Manager

By:    /s/ O. Randall Woodbury
O. Randall Woodbury, President
Dated:    October 10, 2022
By:    /s/ W. Richards Woodbury
W. Richards Woodbury, Chairman
Dated:    October 10, 2022

TENANT:                SERA PROGNOSTICS, INC., a Delaware corporation

By:    /s/ Jay Moyes
Jay Moyes, CFO
Dated:    October 7, 2022

October 10, 2022	5

EXHIBIT “A-1”
LEASED PREMISES
(Page 1 of 2)

LEASED PREMISES
EXPANSION SPACE
SERA PROGNOSTICS
SUITE 201
*
SERA PROGNOSTICS
SUITE 200
24,267 SF
* THIRD FLOOR AND SUITE 201 SF INCLUDED
OPEN TO THE LOBBY BELOW
LOBBY
DOWN
UP
DUCT SHAFT
PLANTER
EDGE OF DECK ABOVE
STEEL GRATE
8'-0"
0'-9 1/2"
8'-3"
4'-9"
23'-8"
18'-9 1/2"
8'-0"
12'-0"
28'-9"
11'-3"
9'-0"
17'-1"
17'-1"
17'-1"
17'-1"
17'-1"
12'-0"
8'-1"
21'-9 1/2"
22'-6"
21'-10 1/2"
8'-0"
LEASE PLAN - SECOND FLOOR
N.T.S.

LEASE

DATE
3/10/22
DRAWN BY
JOHN

EASTLAND REGENCY
LEASE PLAN - SECOND FLOOR
2749 EAST PARLEYS WAY
SALT LAKE CITY, UTAH 84109

100 YEARS
WOODBURY
CORPORATION

October 10, 2022	6

LEASED PREMISES
(page 2 of 2)

LEASED PREMISES
12'-0"
28'-9"
11'-3"
9'-0"
17'-1"
8'-0"
18'-9 1/2"
23'-8"
4'-9"
8'-3"
10'-9 1/2"
21'-10 1/2"
22'-6"
21'-9 1/2"
8'-1"
SERA PROGNOSTICS SUITE 340
SERA PROGNOSTICS SUITE 320
SERA PROGNOSTICS SUITE 330
SERA PROGNOSTICS SUITE 300
MEN
WOMEN
JAN.
ELEC.
DOWN
1,985 SF
AIR SHAFT
DOWN 187 SF
ELEV.

LEASE PLAN - THIRD FLOOR
N.T.S.

WOODBURY CORPORATION
100 YEARS

EASTLAND REGENCY
LEASE PLAN - THIRD FLOOR
2749 EAST PARLEYS WAY
SALT LAKE CITY, UTAH 84109

DATE
3/10/22
DRAWN BY
JOHN

LEASE

October 10, 2022	7